UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COURSERA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! COURSERA, INC. 2022 Annual Meeting of Stockholders Vote by May 11, 2022 11:59 PM ET COURSERA, INC. 381 E. EVELYN AVE. MOUNTAIN VIEW, CALIFORNIA 94041 D70115-P68924 You invested in Coursera, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on May 12, 2022. Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K online OR you can request a free paper or email copy of the materials prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 12, 2022 11:00 AM, Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/COUR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Stockholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting. Voting Items Board Recommends 1. The election of three Class I directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. Nominees: For 01) Carmen Chang 02) Theodore R. Mitchell 03) Scott D. Sandell 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of For the Company for the fiscal year ending December 31, 2022. NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D70116-P68924